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                              JAVELIN SYSTEMS, INC
                              17891 CARTWRIGHT ROAD
                             IRVINE, CALIFORNIA 92614

                                   AMENDMENT
                                      TO
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                      AND

                  NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT


TO THE STOCKHOLDERS OF JAVELIN SYSTEMS, INC.:

     NOTICE IS HEREBY GIVEN that the date of the Annual Meeting of Stockholders of Javelin Systems, Inc. has been changed. THE NEW DATE FOR THE ANNUAL MEETING OF STOCKHOLDERS IS FRIDAY, DECEMBER 18, 1998. The Notice of Annual Meeting of Stockholders and Notice of Stockholder Action by Written Consent and the Proxy Statement related thereto are hereby amended to change the date of the Annual Meeting of Stockholders from December 11, 1998 to December 18, 1998 and to change the date of mailing of the Proxy Statement from October 30, 1998 to December 4, 1998. The remaining material contained in both the Notice of Annual Meeting of Stockholders and Notice of Stockholder Action by Written Consent and the Proxy Statement related thereto remains unchanged.

     The Annual Meeting of Stockholders of Javelin Systems, Inc. will now be held on Friday, December 18, 1998 at 1:00 p.m. local time at 17891 CARTWRIGHT Road, Irvine, California 92614. Please refer to the Notice of Annual Meeting of Stockholders and Notice of Action by Written Consent for a list of the proposals to be acted upon at the Annual Meeting of Stockholders and to the related Proxy Statement for a description of these proposals.



                                                 Javelin Systems, Inc.



                                                 /s/ HORACE HERTZ
                                                 -----------------------------
                                                  Horace Hertz
                                                  Secretary

Irvine, California
December 4, 1998







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                             JAVELIN SYSTEMS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 18, 1998

    The undersigned hereby appoints Richard P. Stack and Horace M. Hertz, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Javelin Systems, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Javelin Systems, Inc. to be held at the offices of the Company, 17891 Cartwright Road, Irvine, California 92614 at 1:00 p.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1: To elect two (2) directors to serve until the 2001 Annual Meeting of
            Stockholders and until their successors are elected.

    / /  FOR the nominees listed below.                / /  WITHHOLD AUTHORITY
to
                                 vote for the nominee or the nominees indicated
below:

    NOMINEES:  Jay L. Kear and Andrew Puzder

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)
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                          (CONTINUED FROM OTHER SIDE)

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 2: To increase the number of shares of Common Stock authorized under the Company's certificate of incorporation from 10,000,000 to 20,000,000.

        / /  FOR                / /  AGAINST                / /  ABSTAIN

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 3.

PROPOSAL 3: To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending June 30, 1999.

        / /  FOR                / /  AGAINST                / /  ABSTAIN

DATED
---------------------------, 1998

                                                  ------------------------------

                                                  ------------------------------

                                                           SIGNATURE(S)
                                                  Please sign exactly as your
                                                  name appears hereon. If the
                                                  stock is registered in the
                                                  names of two or more persons,
                                                  each should sign. Executors,
                                                  administrators, trustees,
                                                  guardians and
                                                  attorneys-in-fact should add
                                                  their titles. If signer is a
                                                  corporation, please give full
                                                  corporate name and have a duly
                                                  authorized officer sign,
                                                  stating title. If signer is a
                                                  partnership, please sign in
                                                  partnership name by authorized
                                                  person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.